UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2017

Commission File Number 000‑27261

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	93‑0549963
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)
9191 South Jamaica Street, Englewood, CO	80112‑5946
(Address of principal executive offices)	(Zip Code)

(303) 771‑0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

CH2M HILL Companies, Ltd. and subsidiaries (“We”, “Our”, “CH2M” or the “Company”) is filing this Exhibit 99.1 of our Current Report on Form 8-K to retrospectively revise and reclass certain previously reported financial information included in our Annual Report on Form 10-K for the fiscal year ended December 30, 2016, which was filed with the Securities and Exchange Commission on March 7, 2017 (“Original Filing”), to reflect the subsequent changes in reportable operating segments resulting from the implementation of a new organizational structure and the presentation of our fixed-price Power Engineering-Procurement-Construction (“EPC”) business as discontinued operations.

In the first quarter of 2017, we implemented a new organizational structure to more fully align global operations with our client-centric strategy, resulting in three sectors: National Governments, Private, and State & Local Governments.  Each of these sectors has been identified in 2017 as a reportable operating segment.  Additionally, the termination on January 24, 2017 of the Australian fixed-price Power EPC contract in the first quarter of 2017 resulted in the substantial completion and discontinuation of our former Power EPC business, which was previously a stand-alone reportable operating segment.  As a result, in 2017 the financial position and results of operations from this former segment are reflected within our consolidated financial statements as amounts attributable to discontinued operations and are excluded from the amounts attributable to continuing operations.

As previously disclosed, on August 1, 2017, we entered into an Agreement and Plan of Merger (the “Merger Agreement”), among CH2M, Jacobs Engineering Group Inc. (“Jacobs”) and Basketball Merger Sub Inc., pursuant to which Jacobs has agreed to acquire CH2M, subject to the terms and conditions of the Merger Agreement.  As provided in the Merger Agreement, Jacobs is filing a registration statement on Form S-4, which will include a proxy statement of CH2M and a prospectus of Jacobs.  The Form S-4 will include and incorporate by reference certain financial information of CH2M and Jacobs, as applicable, based on the combination of CH2M and Jacobs’ historical financial statements.

The rules of the Securities and Exchange Commission require that when a registrant prepares a new registration or proxy statement that includes or incorporates by reference financial statements on or after the date a registrant reports an accounting change such as the changes noted above, the registrant must reissue the prior period financial statements included or incorporated by reference in the registration or proxy statement to retrospectively revise and reclass such pre-event financial statements to reflect these types of changes.  Accordingly, we are filing this Exhibit 99.1 of our Current Report on Form 8-K to revise our consolidated balance sheets as of December 30, 2016 and December 25, 2015, and the related consolidated statements of operations, comprehensive income (loss), stockholders’ equity, and cash flows for each of the years in the three year period ended December 30, 2016 to reflect the subsequent changes in reportable operating segments and the presentation of discontinued operations as described above.  Additionally, we are revising certain related Items within the Original Filing to reflect the subsequent changes in reportable operating segments and the presentation of discontinued operations.

The information included in this Exhibit 99.1 of our Current Report on Form 8-K is presented in connection with the reporting changes described above and does not otherwise amend or restate our audited consolidated financial statements, which were included in our Original Filing.  This Current Report does not reflect events occurring after we filed our Original Filing and does not modify or update the disclosures therein in any way, other than to reflect the subsequent changes in reportable operating segments and the presentation of our fixed-price Power EPC business as discontinued operations as described above.  Therefore, this Exhibit 99.1 of our Current Report on Form 8-K should be read in conjunction with our other filings made with the Securities and Exchange Commission, including, and subsequent to the date of the Original Filing.

We have revised the following portions of the Original Filing to reflect the revised reportable operating segments and the presentation of discontinued operations:

PART I

•	Item 1. Business

PART II

•	Item 6. Selected Financial Data
•	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

PART IV

•	Item 15. Exhibits and Financial Statement Schedules

The revised portions of the Original Filing described above are attached as Exhibit 99.1 hereto and incorporated herein by reference.  All other information in the Original Filing remains unchanged.  References to the exhibits attached hereto to the Original Filing or parts thereof refer to the Original Filing, except to the extent portions of such Original Filing have been recast in Exhibit 99.1 to this Current Report on Form 8-K, in which case they refer to the applicable revised portion in Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit Number	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm
99.1

Retrospective revisions to the following portions of CH2M HILL Companies, Ltd.’s Annual Report on Form 10-K for the year ended December 30, 2016, as originally filed with the Securities and Exchange Commission on March 7, 2017:  Item 1. Business; Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 15. Exhibits and Financial Statement Schedules.  All portions are updated to reflect the subsequent changes in reportable operating segments and the presentation of CH2M HILL Companies, Ltd.’s fixed-price Power EPC business as discontinued operations in 2017.

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interim Chief Financial Officer and Chief Accounting Officer
CH2M Hill Companies, Ltd.
Date: September 19, 2017	By:	/s/ Gary L. McArthur Gary L. McArthur Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm
99.1

Retrospective revisions to the following portions of CH2M HILL Companies, Ltd.’s Annual Report on Form 10-K for the year ended December 30, 2016, as originally filed with the Securities and Exchange Commission on March 7, 2017:  Item 1. Business; Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 15. Exhibits and Financial Statement Schedules.  All portions are updated to reflect the subsequent changes in reportable operating segments and the presentation of CH2M HILL Companies, Ltd.’s fixed-price Power EPC business as discontinued operations in 2017.

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document